GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Funds

Institutional, Class P, and Class R6 Shares of the

Goldman Sachs Strategic Factor Allocation Fund

Institutional and Class P Shares of the

Goldman Sachs Strategic Volatility Premium Fund

(the “Funds”)

Supplement dated June 23, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated December 29, 2021

Effective at the close of business on June 23, 2022 (the “Effective Date”), Federico Gilly will no longer serve as a portfolio manager for the Funds. James Park and Patrick Hartnett will continue to serve as a portfolio manager for the Funds.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Gilly in his capacity as a portfolio manager to the Funds in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Funds—Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: James Park, Managing Director, has managed the Fund since 2021; and Patrick Hartnett, Vice President, has managed the Fund since 2021.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Funds—Goldman Sachs Strategic Volatility Premium Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: James Park, Managing Director, has managed the Fund since 2021; and Patrick Hartnett, Vice President, has managed the Fund since 2021.

The following row replaces the row for “Patrick Hartnett” in the table under the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Patrick Hartnett Vice President	Portfolio Manager— Strategic Factor Allocation Fund Strategic Volatility Premium Fund	Since 2021 2021	Mr. Hartnett is a portfolio manager on the Alternative Investment Strategies (AIS) team within Goldman Sachs Asset Management’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2019. Previously, he worked at Jefferies and PNC Bank.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

STRATTBDSTK 06-22